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                                                                    Exhibit 10.2


                             SECURED PROMISSORY NOTE
                        (Special Advance Promissory Note)


$750,000.00                                                        July 25, 2003
                                                         Los Angeles, California

         FOR VALUE RECEIVED, the undersigned (the, "Borrower"), hereby promises to pay to the order of GUARANTY BUSINESS CREDIT CORPORATION (hereinafter "GBCC"), at its offices located at 333 South Grand Avenue, Suite 1650, Los Angeles, California 90071, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000), or such lesser amount as Borrower has drawn pursuant to the Loan Agreement (as defined below) as Special Advance Loans, together with interest from and after the date hereof on the unpaid principal balance outstanding at a per annum rate equal to the Default Rate for Revolving Advances.

         This Note is the Special Advance Promissory Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement among Borrower and GBCC, dated December 19, 2002 (hereinafter, as amended, restated, supplemented or modified from time to time, including, without limitation, by that certain Second Amendment to Loan and Security Agreement and Limited Waiver of Defaults, the "Second Amendment", between Borrower and GBCC dated as of even date herewith, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement and the other Transaction Documents. All of the terms, covenants and conditions of the Loan Agreement and the Transaction Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         The rate of interest in effect hereunder shall increase or decrease by an amount equal to any increase or decrease in the Prime Rate effective as of the opening of business on the date that any such change in the Prime Rate occurs. Interest shall be computed in the manner provided in the Loan Agreement.

         Subject to the terms of the Loan Agreement and the Second Amendment, the principal amount and accrued interest of this Note shall be due and payable upon the occurrence of an Acceleration Event (as defined in the Second Amendment).

         Upon the occurrence of an Event of Default (excluding any Event of Default expressly waived by GBCC on or before the date hereof), unless such Event of Default is expressly curable pursuant to the Transaction Documents and has been cured as provided therein, GBCC shall have all of the default rights and remedies set forth in the Loan Agreement and the other Transaction Documents.

         Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives




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presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of GBCC in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by GBCC of any right or remedy preclude any other right or remedy. GBCC, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, GBCC may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

         EACH OF GBCC AND BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET OR OTHERWISE CONCERNING THIS NOTE.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered in Los Angeles, California as of the date first above written.

                                       U.S. PLASTIC LUMBER LTD., a Delaware
                                       Corporation




                                       By: /s/ MICHAEL D. SCHMIDT
                                          --------------------------------------
                                       Name: Michael D. Schmidt
                                            ------------------------------------
                                       Title: Treasurer
                                             -----------------------------------